Exhibit 24.1

POWER OF ATTORNEY

We, the undersigned directors and officers of Community Bank System, Inc., a Delaware corporation (the “Company”), hereby constitute and appoint each of Mark E. Tryniski and Scott Kingsley, severally, acting alone and without the other, with full power of substitution, our true and lawful attorney and agent, to do any and all things and acts in our names in the capacities indicated below which such attorney-in-fact may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the registration statement on Form S-4 relating to the offering of the Company common stock, including specifically, but not limited to, power and authority to sign for us in our names in the capacities indicated below the registration statement and any and all amendments (including post-effective amendments) thereto; and we hereby ratify and confirm all that the aforesaid attorney-in-facts shall do or cause to be done by virtue hereof.

This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original, but which taken together, shall constitute one instrument.

Signature	Title	Date

/s/ Mark E. Tryniski	Director, President and Chief	March 30, 2015
Mark E. Tryniski	Executive Officer
(Principal Executive Officer)

/s/ Scott Kingsley	Treasurer and Chief Financial	March 30, 2015
Scott Kingsley	Officer
(Principal Financial and
Accounting Officer)

/s/ Brian R. Ace	Director	March 30, 2015
Brian R. Ace

/s/ Mark J. Bolus	Director	March 30, 2015
Mark J. Bolus

/s/ Nicholas A. DiCerbo	Director	March 30, 2015
Nicholas A. DiCerbo

/s/ Neil E. Fesette	Director	March 30, 2015
Neil E. Fesette

/s/ James A. Gabriel	Director	March 30, 2015
James A. Gabriel

Signature	Title	Date

/s/ James W. Gibson, Jr.	Director	March 30, 2015
James W. Gibson, Jr.

/s/ Edward S. Mucenski	Director	March 30, 2015
Edward S. Mucenski

/s/ John Parente	Director	March 30, 2015
John Parente

/s/ Sally A. Steele	Director	March 30, 2015
Sally A. Steele

/s/ John F. Whipple Jr.	Director	March 30 2015
John F. Whipple, Jr.

/s/ James A. Wilson	Director	March 30, 2015
James A. Wilson

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